SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant                     [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-12

 REALCO, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required

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         1)         Title of each class of securities to which transaction applies:

         2)         Aggregate number of securities to which transaction applies:

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                    computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is  calculated  and state how it was determined):

         4)         Proposed maximum aggregate value of transaction:

         5)         Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

         1)         Amount Previously Paid:

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  REALCO, INC.
1650 University Boulevard, N.E., Suite 5-100
Albuquerque, New Mexico 87102

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 31, 2001

TO THE SHAREHOLDERS OF REALCO, INC.:

     Notice is hereby given that the Annual Meeting of  Shareholders  of Realco,
Inc.  ("Realco")  will be held at the offices of Realco,  Inc.,  1650 University
Boulevard,  N.E., Fourth Floor, Suite 490,  Albuquerque,  New Mexico, on May 31,
2001 at 3:30 p.m. (local time) for the following purposes:

    1.       To elect seven directors.

    2.       To amend Realco's 1997 Employee  Incentive  Stock Plan to increase the number of shares reserved for issuance under the plan.

    3.       To approve  the conversion of Realco's Series "D" Preferred Stock into
             Common Stock.

    4.       To ratify the appointment of  independent  accountants  for Realco for the fiscal year ending  September 30, 2001.

    5.       To  transact  such other  business  as may  properly  come  before the
             Annual  Meeting or any  adjournment  or adjournments thereof.

The Board of Directors  has fixed the close of business on April 19, 2001 as the record date for the  determination of shareholders  entitled to notice of and to vote at the Annual Meeting.

                                              By Order of the Board of Directors

                                              __________________________________
                                              Eric O. Madson
                                              Secretary

Albuquerque, New Mexico
April 24, 2001

Your vote is  important.  Please  sign,  date and mail the  enclosed  proxy card today,  whether or not you expect to attend in person.  If you attend the Annual
Meeting,   you  may  revoke   your  proxy  and  vote  in  person  if  you  wish.

REALCO, INC.

 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy  Statement  is  furnished to the  shareholders  of Realco,  Inc.
("Realco")  in  connection  with the  solicitation  of  proxies  by the Board of
Directors of Realco for use at the Annual Meeting of  Shareholders to be held on
Thursday,  May 31, 2001 at 3:30 p.m., or any  adjournments  thereof.  The Annual
Meeting  will be held at the  offices  of Realco at 1650  University  Boulevard,
N.E., Suite 490, Albuquerque,  New Mexico.  The  mailing of this Proxy Statement to shareholders of Realco commenced on or about April 24, 2001.

Record Date; Outstanding Shares

     Shareholders  of  record at the close of  business  on April 19,  2001 (the
"Record Date") are entitled to receive notice of and vote at the Annual Meeting.
On the  Record  Date,  [_________]  shares of  capital  stock  were  issued  and outstanding, consisting of [_________] shares of Common Stock and 484,000 shares of Series "D" Preferred Stock (collectively, the "Voting Shares").

Proxies and Voting

     Shares  represented by proxies properly signed,  dated and returned will be voted at the  Annual  Meeting  in  accordance  with the  instructions  set forth therein.  If your proxy card is signed and returned without specifying a vote or an abstention on any proposal,  your shares will be voted FOR proposals 1, 2, 3, and 4 and at the  discretion  of the proxy holders as to any other matters which may properly  come before the Annual  Meeting.  You may revoke your proxy at any time before it is voted by signing and  returning a proxy  bearing a later date, by giving written notice to the Secretary of Realco,  or by attending the Annual
Meeting and voting in person.

     The  presence  in person or by proxy of a majority  of the voting  power of shares  entitled to vote at the Annual Meeting will  constitute a quorum for the transaction  of  business.  Every  holder of Common Stock on the Record Date and every holder of Series "D" Preferred  Stock on the Record Date is entitled,  for each share  held,  to one vote on each  proposal  or item that comes  before the meeting,  except for Proposal 3 in which the Series "D"  Preferred  Stock is not entitled to vote.  There is no  cumulative  voting.  An item of business will be approved if it receives the affirmative vote of the holders of a majority of the shares present and entitled to vote on that item of business.  Abstentions  will be treated as shares  present and entitled to vote for  purposes of  determining the presence of a quorum and in tabulating votes cast on proposals  presented to shareholders.  Consequently, abstentions will have the same effect as a negative vote. If a broker  indicates on a proxy that it does not have  authority to vote on an  item of  business,  the  shares  represented  by the  proxy  will  not be considered present and entitled to vote and,  therefore,  will have no effect on the outcome of the vote.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following  table sets forth certain  information  regarding  beneficial ownership  of  Realco's  Voting  Shares as of March 30,  2001 by (a) each person known to  Realco to  beneficially  own more  than  five  percent  (5%) of Voting
Shares, (b) each director of Realco and each nominee to serve as a director, (c)
each  executive  officer  named in the  table  on page 6 and (d) all  directors, nominees  and  executive  officers  of  Realco as a group.  Except as  otherwise indicated  below, to the knowledge of Realco,  each  shareholder has sole voting and investment power over the shares  beneficially  owned,  except to the extent authority is shared by spouses under applicable law.

                                              Number of Shares          Percent
Name & Address of Beneficial Owner          Beneficially Owned (1)     of Class
_______________________________________    ______________________      ________

Laurence S. Zipkin (2) .......................     558,174                14.1%
701 Xenia Ave. S, Suite 130
Minneapolis, MN  55416

Bill E. Hooten (3) ...........................     429,704                 11.1%
1650 University Blvd. NE, Suite 5-100
Albuquerque, New Mexico  87102

Joseph Zerger Revocable Trust.................     340,000                  8.8%
1550 East Oakland Blvd.
Fort Lauderdale, FL  33334

James A. Arias................................     239,200                  6.1%
1650 University Blvd. NE, Suite 5-100
Albuquerque, New Mexico  87102

Nortek, Inc. (4)..............................     200,000                  5.2%
50 Kennedy Plaza
Providence, Rhode Island  02903

Edward S. Adams (2)..........................      165,476                  4.3%

Marshall Blumenfeld...........................      54,000                  1.4%

Chris A. Bruehl...............................      36,000                   *

Brad J. Buscher...............................           0                   *

Martin S. Orland..............................      26,650                   *

Arthur A. Schwartz............................      60,000                  1.5%

Alan Woinski..................................           0                   *

Noel Zeller...................................      60,000                  1.5%

Gregory E. Spitzer............................           0                   *

All directors, nominees and                      1,629,204                 39.5%
executive officers as a group (12 persons)(2).

* Less than 1%

(1)  Includes the  following  number of shares  which could be  purchased  under stock  options or warrants  exercisable  within 60 days of the date hereof:
     Mr. Zipkin, 95,000 shares; Mr. Arias, 25,000 shares; Mr. Blumenfeld, 25,000 shares; Mr. Bruehl, 35,000 shares; Mr. Orland, 25,000 shares; Mr. Schwartz,
     25,000 shares; Mr. Zeller,  25,000 shares; and all directors,  nominees and executive officers as a group, 255,000 shares.

(2)  Includes the following  number of shares of Series "D" Preferred Stock: Mr.
     Zipkin  338,524  shares;  Mr. Adams,  145,476  shares;  and all  directors, nominees  and  executive  officers  as a  group,  484,000  shares.  If  the shareholders  approve the  conversion of the Series "D" Preferred  Stock to
     Common  Stock as  described  in  Proposal 3, the number of shares of Common
     Stock  beneficially owned and the percent of the Common  Stock  outstanding after such  conversion  will be as follows:  Mr. Zipkin,  1,235,222  shares
     (25.1%); Mr. Adams, 456,428 shares (9.4%); and all directors,  nominees and executive officers as a group, 2,597,204 shares (51.0%).

(3)  Includes  337,871 shares held in a revocable trust of which he and his wife are trustees and 91,833 shares held in an individual retirement account.

(4)  Based on information  contained in a Schedule 13D filed with the Securities and Exchange Commission.

 ELECTION OF DIRECTORS
 (Proposal 1)

     Seven  directors  will be elected by  Realco's  shareholders  at the Annual
Meeting,  each to serve until the next annual meeting of shareholders or until a successor is elected.  Realco's  Bylaws  provide that the Board of Directors may consist of such  number of  directors  as  determined  by the Board.  Currently,
Realco's Board consists of seven directors.

     The Board of Directors  has  nominated for election the seven persons named below, four of whom are current directors of Realco.  Unless otherwise directed, the proxies  solicited by the Board of Directors  will be voted for the election as directors of the nominees  named  below.  Realco  believes  that each nominee named  below will be able to serve,  but  should  any such  nominee be unable to serve as a director,  the persons  named in the proxies  have  advised that they will vote for the election of such substitute  nominee as the Board of Directors may propose.

     The names and ages of the  nominees  and their  principal  occupations  and tenure as directors  are set forth below,  based upon  information  furnished to
Realco by such persons.

                                                                        Director
Name                        Age      Principal Occupation                 Since
____                        ___      ____________________                 _____

James A. Arias              63       President, Chief Executive
                                     Officer and Chairman of Realco         1983

Martin S. Orland            66       Director of Realco, Self-Employed
                                     Consultant                             1997

Laurence S. Zipkin          61       Executive Officer of Realco; Vice
                                     President of Equity                    2001
                                     Securities Investments, Inc., a
                                     subsidiary of Realco

Edward S. Adams             38       Executive Officer of Realco;  Chief
                                     Executive Officer and                  2001
                                     President of Equity Securities
                                     Investments, Inc., a subsidiary of
                                     Realco

Alan R. Woinski             36       President, Chief Financial Officer
                                     and Director of Casino                  N/A
                                     Journal Publishing Group

Brad J. Buscher             45       Chairman of the Board and Chief
                                     Executive Officer of Mercury Waste
                                     Solutions, Inc.                        N/A

Gregory E. Spitzer          38       Attorney at Law, Kirkland & Ellis      N/A

     The affirmative vote of a majority of the Voting Shares  represented at the
Annual Meeting and entitled to vote is required for the election of directors.

The Board of Directors  Unanimously  Recommends That Shareholders Vote "For" the
  Election of the Nominees Set Forth in This Proposal 1.

INFORMATION CONCERNING DIRECTORS, NOMINEES
AND EXECUTIVE OFFICERS

Business Experience

     James A. Arias has served as Realco's  President,  Chief Executive  Officer and a Director  since its formation in September 1983. From 1975 to September of
1983, he was a partner  of  James Bentley & Associates, a  financial  consulting and real estate  syndication firm in Albuquerque,  New Mexico,  which was merged into and became a division  of  Financial  Services  Group,  Inc.,  a New Mexico
corporation, of which Mr. Arias was the President and a controlling shareholder.
On June 1, 2000,  Realco  acquired  Financial  Services  Group in an exchange of shares.  Since 1984, Mr. Arias has served as Manager of Masters  Coverage Corp.,
N.M.,  an insurance  broker in  Albuquerque,  New Mexico,  which during the 1999 fiscal year became a 49.99% subsidiary of the Realco. From June 1995 until March
2000, he has served as interim sole Director of Arinco Computer  Systems Inc., a publicly  traded  New  Mexico  corporation  which  underwent  a  reverse  merger transaction in March 2000 and now operates as Change Technology Partners,  Inc., a publicly  traded  Delaware  corporation.  Mr.  Arias is also a director of two privately-held  companies: Miller & Schroeder Financial, Inc.,  a broker  dealer
headquartered  in  Minneapolis,   Minnesota  and  Quatro,  Inc.,  a  New  Mexico
electronics company.

     Martin S. Orland has served as a director of Realco since 1997.  Mr. Orland is currently  self-employed,  providing  consulting  and advisory  services.  He retired  January  1, 1997 as an  employee  of Fortis,  Inc.,  where he served as
President of Fortis Private Capital,  Inc., a private venture capital investment business  in New York,  New York.  During the same  period,  Mr.  Orland was the
Executive  Vice  President of Fortis  Advisors,  Inc., a  corporation  that made investments in commercial real estate and mortgages.  Each of these corporations is a  subsidiary  of Fortis,  Inc.,  which is a  subsidiary  of a Dutch  holding company.  From April 1993  through  August  1996,  Mr.  Orland was a director of
Financing of Science  International,  Inc., a publicly traded  corporation,  and
served  as  a  director  of  Continental   Bank,  a  publicly  traded  financial
institution.  Mr.  Orland  is also a  director  of four  other  privately  owned companies, including Quatro, Inc., a New Mexico based electronics company.

     Laurence S. Zipkin was elected to Realco's  Board in March 2001. Mr. Zipkin has been a shareholder and Vice President of Equity Securities Investments, Inc.
("Equity") and its predecessor  since 1987.  Equity, a Minneapolis  based broker dealer  and a member  of the  National  Association  of  Security  Dealers,  was
acquired by Realco in March 2001 and became a wholly-owned subsidiary of Realco.
Prior to joining  Equity,  Mr. Zipkin was a principal in Flower City, a chain of retail stores throughout the Midwest. He sold his interest in 1987 when he began his  association  with Equity.  Mr. Zipkin is also the President and Chairman of the Board of Southwest Capital Corp., a public company.  Mr. Zipkin attended the
University of Pennsylvania at the Wharton School of Finance.

     Edward S. Adams was  elected to Realco's  Board in March 2001.  He has been the Chief  Executive  Officer,  President and Treasurer of Equity since December
1999. Equity became a wholly-owned subsidiary of Realco in March 2001. Mr. Adams is also a director of  VirtualFund.com,  Inc., a Minnesota  public  company.  In addition to his duties at Equity,  Mr. Adams is the Howard E. Buhse Professor of
Finance and Law at the  University of Minnesota Law School where he  specializes in commercial,  corporate and securities law. Mr. Adams earned his B.A.  degree, magna cum laude, from Knox College,  where he was a member of Phi Beta Kappa. In the fall of 1984, he studied at the  University of Freiburg in West Germany as a
European  Studies and NATO  Conference  Scholar.  Mr.  Adams  received  his J.D.
degree,  cum laude,  from the University of Chicago Law School in 1988, where he was  Managing  Editor  of  the  University  of  Chicago  Law  Review.  Following
graduation,  Mr. Adams  clerked for Judge J. Harvie  Wilkinson III of the United
States Court of Appeals for the Fourth  Circuit.  In 1997,  Mr. Adams earned his
M.B.A.  with the highest  honors from the Carlson  School of  Management  at the
University  of  Minnesota. He  practiced law  with  Latham & Watkins  in Chicago before joining the University of Minnesota Law School faculty in 1993. Mr. Adams was a Visiting  Professor  at Albany Law School of Union  University.  He is the
author of sixteen books and over thirty law  review  articles   in the  areas of
corporate finance, corporations, securities and commercial law.

     Alan Woinski is a nominee for election as a director of Realco. Mr. Woinski is the  President,  Chief  Financial  Officer and a Director  of Casino  Journal
Publishing  Group,  Inc., a Nevada public company,  since 1998. Prior to that he was the Chief  Executive  Officer and Chairman of Gaming Venture Corp.,  U.S.A.,
which was  acquired  by Casino  Journal  Publishing  Group,  Inc. in April 1998.
Casino Journal Publishing Group is a publisher of consumer publications focusing on the  gambling  industry.  Mr.  Woinski  also served as the Vice  President of
A&E   Printing Co.  from 1986  until 1994 and   as the President   from 1994 until
joining Gaming  Venture Corp. in 1995.  From 1992 until 1995, Mr. Woinski served as the President of Lucky  Management  Corp.,  an investment  advisory firm that held interests in a variety of businesses,  including  printing and real estate.
Mr.  Woinski  represented  Lucky  Management  Corp.  as advisor to the Monitrend
Gaming and Leisure Mutual Fund from October 1993 until December 1994 and was the
Portfolio Manager of the High Rollers Investment  Partnership from December 1992 until October 1993.

     Brad J.  Buscher is a nominee for  election  as a director  of Realco.  Mr.
Buscher  has been  Chairman  of the  Board and Chief  Executive  Officer  of the
Mercury Waste Solutions,  Inc. since its inception in 1996. Mr. Buscher has also been the Chairman and Chief Executive Officer of Bankers American Capital Corp.,
a privately held merchant  banking  company,  since 1993. From 1981 to 1994, Mr.
Buscher was  President and Chief  Executive  Officer of American  Bancshares,  a
multi-bank  holding  company.  From 1986 to 1994,  Mr.  Buscher  was also  Chief
Executive  Officer of American Banks, a subsidiary of American  Bancshares.  Mr.
Buscher  also served as Chief  Executive  Officer of Eagle  Insurance  Agencies,
Inc., a full line property,  casualty,  life,  health and crop insurance agency, from 1987 to 1994.  From 1993 to the  present,  Mr.  Buscher  has  served as the managing general partner of BRB  Development,  LLC, a commercial and retail land development company.

     Gregory  E.  Spitzer   is  a  nominee   for   election  as  a  director  of
Realco. Mr. Spitzer is  a  partner  in  Kirkland & Ellis' Commercial Real Estate
Practice  Group.  He has been  praticing  law  at  Kirkland &  Ellis since 1994.
His broad base of  experience  includes  representation  of public  and  private companies in all aspects of commercial real estate acquisition and dispositions, development,  leasing, financing and transaction structuring matters. Mr Spitzer has particular  expertise in the areas of commercial lending work and structured financing,  including  synthetic  leasing,  sale  leaseback  and leverage  lease transactions.  Mr.  Spitzer is an Adjunct  Professor of Law at the University of
Minnesota School of Law where he teaches Real Estate  Transactions.  Mr. Spitzer received his J.D. from Northwestern  University School of Law in 1989 and a B.S.
in finance from the  University  of Illinois - Urbana - Champaign  in 1985.  Mr.
Spitzer is also a Certified Public Accountant.

     Chris A.  Bruehl,  age 32, has been the Chief  Financial  Officer of Realco since March 1999. Mr. Bruehl also served as Realco's Secretary until 2001. Prior to joining Realco,  Mr. Bruehl was a Certified Public Accountant  employed as an
Assurance Services Manager with Grant Thornton LLP, Realco's  independent public accountants for more than five years.

Other Information Regarding the Board

     Meetings.  During the 2000 fiscal year,  the Board of  Directors  met three times and each director attended all of the meetings,  except for Mr. Zeller who was absent from one meeting.

     Board Committees. The Audit Committee, consisting of Mr. Orland (Chairman),
Mr.  Schwartz and Mr.  Blumenfeld,  met  four  times during  fiscal 2000.  Among other duties,  the Audit Committee  reviews  Realco's  accounting,  auditing and reporting  practices,  makes  recommendations  concerning  the work of  Realco's independent  auditors and reviews the adequacy of internal controls. A report of the Audit  Committee is also contained in this Proxy  Statement.  In March 2000, the Board of Directors  adopted an Audit Committee  Charter which is attached as
Appendix A. All members of Realco's Audit Committee are independent directors as defined by the rules of the National  Association  of Securities  Dealers (NASD)
for companies listed on the Nasdaq National Market.

     The Compensation  Committee,  consisting of Mr. Arias (Chairman) and
Mr.  Zeller,  met one  time  during  the  2000  fiscal  year.  The  Compensation
Committee's duties include establishing salaries, bonuses and other compensation for Realco's executive officers,  and administrating the 1997 Employee Incentive
Stock Plan.

     Compensation of Directors.  Directors are not currently paid a fee or other compensation for serving as Directors.  However, Realco reimburses each director for all out of pocket  expense  incurred  to attend  meetings  and  grants  them options  to  purchase  Realco  Common  Stock  from  time to time  under its 1997
Employee Incentive Stock Plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     Summary of Cash and Certain Other  Compensation.  The following  table sets forth,  for the years ended September 30, 2000, 1999 and 1998, the  compensation earned by the Chief Executive  Officer and each of the other executive  officers of Realco whose salary and bonus exceeded  $100,000 for the year ended September
30, 2000 (collectively, the "Named Executives"):

SUMMARY COMPENSATION TABLE

                                                                Annual
Name and                                                     Compensation
                                                          _________________
Principal Position                             Year        Salary     Bonus
                                               ____       ________   _______
James A. Arias (2)                             2000      $ 98,900  $ 100,000
Chairman and Chief                             1999        93,000      4,000
Executive Officer  and                         1998        87,600        ---
President

Bill E. Hooten (3)(4)                          2000      $120,000        ---
Senior Vice President                          1999       120,000        ---
                                               1998       120,000        ---

Chris A. Bruehl (5)                            2000      $ 96,200  $   4,000
Chief Financial Officer and                    1999        61,800        ---
Secretary                                      1998           ---        ---

_______________________

SUMMARY COMPENSATION TABLE
(continued)

                                          Long-Term
                                         Compensation
                                       No. of Securiteis
Name and                                  Underlying             All Other
Principal Position                         Options             Compensation($)
                                             (#)                     (1)
                              Year         __________           _____________

James A. Arias (2)              2000            ---                   $1,500
Chairman and Chief              1999            ---                    1,500
Executive Officer  and          1998            ---                      ---
President

Bill E. Hooten (3)(4)           2000            ---                     $---
Senior Vice President           1999            ---                      ---
                                1998          25,000                     ---

Chris A. Bruehl (5)             2000           5,000                    $384
Chief Financial Officer and     1999          25,000                     ---
Secretary                       1998            ---                      ---
                                                                                                                                           ---
                         ---

________________________

(1)  Amounts  indicated  represent  contributions by Realco to its 401(k) Profit
     Sharing Plan on behalf of the named individuals.

(2)  Realco pays Mr. Arias a monthly base salary which increases annually at the rate of 6% per annum as a cost of living adjustment. In addition, Mr. Arias is to be paid an allowable bonus equal to 10% of pre-tax earnings in excess of $400,000  during any fiscal year. Mr. Arias received a non-cash bonus of
     $100,000 which was accrued by Financial  Services Group,  Inc. prior to its acquisition  by Realco in 2000.  Such  accrued  bonus  was  satisfied  with certain assets of Financial  Services Group, Inc. which existed at the date of acquisition.

(3)  Pursuant to an employment  agreement that expired in March 2000, Mr. Hooten received an annual salary of $120,000 per year.

(4)  Phyllis S.  Hooten,  the wife of Bill E.  Hooten,  is  employed by a Realco subsidary as an interior designer. She has been paid $9,000 per year during the fiscal years ended 2000,  1999 and 1998.  She was also  furnished a van that is leased by Realco for $472 per month. None of this compensation paid or furnished to Mrs.  Hooten is included in the totals of the  compensation paid to Mr. Hooten.

(5)  Mr. Bruehl was hired in March 1999. Accordingly,  compensation reported for
     1999 represents a portion of the year.

          The  following  table  summarizes  option grants during fiscal 2000 to each of the Named Executives:

OPTION GRANTS IN FISCAL 2000

                            Number of        Percent of Total
                           Securities        Options Granted
                         Underlying Options     Employees     Exercise Price
                          Granted (#)(2)         in 2000       Per Share ($)
                         __________________  _______________  ______________
Name
James A Arias                  ---                 ---             ---
Bill E. Hooten                 ---                 ---             ---
Chris A. Bruehl               5,000                20%            $2.40

OPTION GRANTS IN FISCAL 2000
(continued)

                                                     Potential Realizable Value
                                                     at Assumed Annual Rates of
                                                      Stock Price Appreciation
                                                        for Option Term  ($)(1)
                                                      __________________________
                                            Expiration
Name                                           Date          5%           10%
James A Arias                                   N/A         $---          $---
Bill E. Hooten                                  N/A          ---           ---
Chris A. Bruehl                               3/10/05      762.82       4,105.10

(1)  Potential  realizable  value is based on the assumption  that the price per share of Common  Stock  appreciates  at the  assumed  annual  rate of stock appreciation  for the option term.  The actual value of these option grants is dependent on future  performance  of the Common Stock and overall  stock market conditions.  There is no assurance that the values reflected in this table will be achieved.

(2)  The options are fully  vested at the date of grant.

     The  following  table  summarizes  the  exercises  of  options by the Named
Executives in fiscal 2000 and the value of options held at September 30, 2000 by the Named Executives:

 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR-END OPTION VALUES

                                                       Number of Securities
                                                       Underlying Unexercised
                                                              Options at
                                                      September 30, 2000  (#)
                                                  ____________   _______________
Name              On Exercise (#)  Realized ($)   Exercisable     Unexercisable
____              _______________  ___________    ____________   _______________
James Arias             ---             ---            ---             ---
Bill E. Hooten          ---             ---            ---             ---
Chris A. Bruehl         ---             ---          30,000            ---

________________

 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
 AND YEAR-END OPTION VALUES
(Continued)

                                                         Value of Unexercised
                                                         In-the-Money Options
                                                                 at
                                                     September 30, 2000 ($)(1)
                                                   ____________________________
                                                    Exercisable   Unexercisable
                                                   ____________  ______________
Name
____
James Arias                                                 ---             ---
Bill E. Hooten                                              ---             ---
Chris A. Bruehl                                             ---             ---
________________

(1)  At September 30, 2000, none of the options were in the money.

Employment Agreements

     In March 1995, Mr. Hooten and Realco entered into an employment  agreement, which expired in March 2000. Pursuant to the terms of this agreement, Mr. Hooten received an annual salary of $120,000 per year. Effective December 31, 2000, Mr.
Hooten  resigned from his positions as Executive  Vice President and Director of
Realco.  Mr. Hooten continues to serve as President and Chief Executive  Officer of Hooten/Stahl,  Inc. (d.b.a. Prudential Preferred Properties,  New Mexico) and
Charter Building &  Development Corp., which are wholly-owned subsidiaries of the Company.

 REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
 ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") administers Realco's executive compensation program. The role of the Committee, which is currently comprised of the Chief  Executive  Officer and one  non-employee  director,  is to review and approve the base salaries,  bonuses, stock options and other compensation of the executive  officers of Realco.  The  Committee  also has the power to prescribe, amend, and rescind rules relating to Realco's 1997 Employee Incentive Stock Plan
(the "Plan"),  to grant options and other awards under the Plan and to interpret the Plan.

     The Committee's executive compensation policies are designed to attract and retain  executives  capable of leading  Realco in the real estate and  financial services marketplaces and to motivate such executives to maximize  profitability and shareholder value. The Committee has designed Realco's Executive Performance
Plan with three  principal  components to achieve this  objective:  base salary;
annual cash  incentives;  and long-term  incentive  compensation  in the form of stock options. A portion of the Chief Executive  Officer's total compensation is dependent on the  attainment of  predefined  performance  objectives,  which are designed to be  consistent  with the  maximization  of  shareholder  value.  The
Committee also provides  discretionary  cash bonuses to its executive  officers.
For  fiscal  2000,  the  Committee  also  considered  and  awarded  equity-based compensation, in the form of stock options, as a component of Realco's Executive
Performance Plan. Equity awards are typically set by the Committee based on each officer's  individual  performance and achievements,  and the recommendations of management.  In fiscal 2000,  executive officers were eligible to receive grants of stock options under the Plan.

     Since 1983 the Chief  Executive  Officer has been  provided  with an annual increase  in his base  salary of 6% per  annum as a cost of  living  adjustment.
During fiscal 2000, the Chief Executive Officer received a salary of $98,900. In addition,  the Committee  provides a cash bonus to the Chief  Executive  Officer which is determined with reference to specified  financial  performance  targets for Realco.  The Chief  Executive  Officer  will be paid a bonus equal to 10% of
Realco's pre-tax earning in excess of $400,000 during any fiscal year. The Chief
Executive  Officer  did not  receive a cash  bonus for  fiscal  2000.  The Chief
Executive  Officer did receive a non-cash bonus of $100,000 which was accrued by
Financial  Services Group, Inc. prior to its acquisition by Realco in June 2000.
Such accrued bonus was satisfied with certain assets of Financial Services Group which existed at the date of the acquisition.

     The foregoing  report shall not be deemed  incorporated by reference by any general  statement  incorporating  by reference  this proxy  statement  into any filing  under the  Securities  Act of 1933 (the  "1933  Act") or the  Securities
Exchange  Act of 1934  (the  "1934  Act"),  except  to the  extent  that  Realco specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                                                     Compensation Committee
                                                     James A. Arias
                                                     Noel Zeller

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Other than Mr. Arias, none of the members of the Compensation Committee has
been  an  officer  or  employee   of  Realco  and  there  are  no   interlocking
relationships  between our compensation  committee or executive officers and the board of  directors,  compensation  committee or the  executive  officers of any other company. Mr. Arias, the only executive officer of Realco who serves on the
Compensation  Committee,  abstains from voting on compensation matters affecting his compensation.

 PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that Realco include in this
Proxy  Statement  a line  graph  presentation  comparing  cumulative,  five-year shareholder  returns on an indexed  basis with a broad market index and either a nationally-recognized  industry standard or an index of peer companies  selected
by Realco.   Realco has  chosen  to use  the S&P SmallCap 600 Index as its broad market  index  and  the S&P  Services  (Commercial  and Consumer)  Index and the
S&P  Home building Index as  its peer group indexes.   The  table below compares
the cumulative total return on $100 invested as of February 2, 1996 (the date of
Realco's   initial  public  offering) in  the Common Stock  of Realco,  the  S&P
Small Cap 600 Index,  S&P  Services  (Commercial   and  Consumer)  Index and the
S&P   Homebuilding   Index,  assuming  the  reinvestment  of all dividends.  The
performance   graph  is  not   necessarily   indicative  of  future   investment
performance.

                02/02/96  09/30/96  09/30/97   09/30/98   09/30/99     09/30/00

Realco           $ 100.     $ 48.    $ 50.      $ 28.       $ 31.        $ 19.

S&P SmallCap     $ 100.     $115.    $157.      $133.       $156.        $194.

S&P Services
Index            $ 100.     $110.    $128.      $110.       $104.        $ 75.

S&P
Homebuilding     $ 100.     $ 89.    $132.      $148.       $125.        $157.

     Realco's  Common Stock closed at $1.28 per share on September  29, 2000 and closed at $2.125 per share on March 30, 2001.  The foregoing  performance  graph shall  not  be  deemed  incorporated  by  reference  by  any  general  statement incorporating  by reference this proxy  statement into any filing under the 1933
Act or the 1934 Act, except to the extent that Realco specifically  incorporates this information by reference, and shall not otherwise be deemed filed under the
1933 Act or the 1934 Act.

  AUDIT COMMITTEE REPORT

     The Audit  Committee of the Board of Directors of Realco  consists of three independent  directors and operates under a written charter adopted by the Board of Directors. The written charter is attached to the Proxy Statement as Appendix
A.

     In  accordance  with its written  charter the Audit  Committee  assists the
Board of Directors  with  fulfilling its oversight  responsibility  regarding the quality and  integrity  of  the  accounting,  auditing  and  financial  reporting practices of Realco. In  discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     (1)  reviewed  and  discussed  the  audited   financial   statements   with
          management;

     (2)  discussed with the  independent  auditors the material  required to be discussed by Statement on Auditing Standards No. 61 and No. 90; and

     (3)  received and reviewed the written  disclosures and the letter from the independent  auditors  required by the Independence  Standards Board's
          Standard  No.  1, and  discussed  with the  independent  auditors  any relationships that may impact their objectivity and independence.

     Based  upon the  review  and  discussions  referred  to  above,  the  Audit
Committee  recommended  to the Board of  Directors  that the  audited  financial statements  be  included  in the  Company's  Annual  Report on Form 10-K for the
fiscal year ended  September 30, 2000, as filed with the Securities and Exchange
Commission.

                                                                 Audit Committee
                                                        Martin S. Orland (Chair)
                                                              Arthur A. Schwartz
                                                             Marshall Blumenfeld

  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 10, 2000, Realco's  independent  directors approved an arrangement whereby Bill Hooten, then the Company's Executive Vice President,  was permitted to build up to ten  speculative  homes  personally in  conjunction  with Charter
Building  and  Development   ("Charter"),   Realco's  residential   construction
subsidiary in fiscal 2000.  Such homes were  constructed and marketed as Charter homes  under a fee  arrangement  providing  for  Charter to receive 5% of direct construction costs as a construction  management fee and 1% as warranty reserve.
Additionally,  Realco retains sales commissions on such homes. While the Company is foregoing its normal gross profit on homes under this arrangement,  as offset by the  aforementioned  fees, this program is deemed to be in the best interests of Realco  due to the fact  Realco is bound to debt  reduction  requirements  on certain lot inventory and lot purchase requirements,  which may not be met based upon current levels of construction activity.  This arrangement allows Realco to better meet such takedown  requirements  without  assuming the  additional  risk associated with committing additional working capital to speculative homes. As a result of this  arrangement,  revenues of $191,000 were  recognized by Realco in
2000, which consisted of sales of developed lots and fee revenue.

     Effective June 1, 2000, Realco acquired  Financial  Services Group, Inc., a financial  services company  controlled by Mr. Arias.  This acquisition was made through the issuance of 680,000  shares of Realco  Common  Stock,  of which
214,200  shares were received by Mr. Arias.  Assets  acquired  included  650,000 shares of Realco Common Stock which were immediately cancelled.

     On February 28, 2001, Realco and ESI Acquisition Sub ("Acquisition Sub"), a
wholly owned subsidiary of Realco,  entered into an Agreement and Plan of Merger
(the "Merger  Agreement") with Equity Securities  Investments,  Inc. Pursuant to the Merger  Agreement,  on March 1, 2001, Acquisition  Sub merged  with and into
Equity,  with Equity  surviving as a wholly owned  subsidiary of Realco.  Realco issued an  aggregate of 484,000  shares of newly  created  Series "D"  Preferred
Stock  to  Messrs.  Zipkin  and  Adams in  exchange  for all of the  issued  and outstanding shares of Equity. Each Series "D" Preferred Share is entitled to one vote per  share  and has a  liquidation  preference  of  $4.3125  per  share (an aggregate of $2,087,250). Each Series "D" Preferred Share will be converted into three  shares of the Realco  Common  Stock if, but only if,  the  conversion  is approved by the Realco's  shareholders  as described in Proposal 3 of this Proxy
Statement.  The  conversion,  if  approved,  will  occur  automatically  on  the thirtieth  (30th) day following the date the Realco's  shareholders  approve the conversion.  The Series "D"  Preferred  Shares will not vote on the  proposal to convert the Series "D" Preferred Shares to Common Stock.  Pursuant to the Merger
Agreement,  Realco  has  appointed  Messrs.  Zipkin  and  Adams to the  Board of
Directors.

     In connection  with Realco's  acquisition  of Equity,  Realco  entered into three-year  employment  agreements  with  each of  Messrs.  Zipkin  and Adams in
February 2001. The agreements provide that each will receive an annual salary of
$150,000 per year. If Realco  terminates  either Mr. Zipkin or Mr. Adams without
"cause" (as defined in their employment agreements),  or if either Mr. Zipkin or
Mr.  Adams  terminates  his  employment  for "good  reason" (as defined in their employment agreements),  then such person shall receive severance payments equal to his base salary for the remainder of the term of his employment agreement and will also be entitled to continue his medical insurance coverage for himself and his family at Realco's expense.

     Any  future   transactions  with  officers,   directors  or  5%  beneficial
shareholders  of the  Company's  Common Stock is intended to be on terms no less favorable  to  the  Company  or its  affiliates  than  could  be  obtained  from unaffiliated third parties and will be approved by a majority of the independent outside  members of Realco's  Board of Directors  who do not have an interest in the transaction.

 APPROVAL OF AMENDMENTS TO
REALCO'S 1997 EMPLOYEE INCENTIVE STOCK PLAN
(Proposal 2)

     In April  2001,  Realco's  Board of  Directors  approved  an  amendment  to
Realco's 1997 Employee Incentive Stock Plan (the "Plan"), subject to shareholder approval.  The amendment  increases  the number of shares  reserved for issuance under the Plan from 262,500 shares to 800,000  shares.

Summary of the Plan

     The Plan was  adopted by the Board on January 17,  1997 and approved by the shareholders  on March 21,  1997.  There  are  262,500  shares  of Common  Stock currently  reserved  for  issuance  under the Plan.  As of  September  30, 2000, options for 205,000 shares were outstanding.

     The  purpose  of the  Plan  is to  enable  Realco  to  retain  and  attract executives and other key employees,  non-employee  directors and consultants who contribute to Realco's success by their ability,  ingenuity and industry, and to enable such  individuals to  participate in the long-term  success and growth of
Realco by giving them a  proprietary  interest in Realco.  The Plan  permits the granting of stock  options,  stock  appreciation  rights,  restricted  stock and deferred stock awards;  however,  only stock options have been granted under the
Plan.

     Eligibility.  All officers,  key employees  and  non-employee  directors of
Realco or any  subsidiary  of Realco are  eligible to receive  awards  under the
Plan.  Realco currently has approximately 96 employees and has four non-employee directors.

     Term. Incentive stock options currently may be granted pursuant to the Plan through  2007.  Non-qualified  stock  options  and other  awards  may be granted pursuant to the Plan until the Plan is  discontinued  or terminated by the Board of Directors.

     Administration.  The Plan is administered by the Compensation  Committee of the Board of  Directors  (the  "Committee").  The Plan vests broad powers in the
Committee to  administer  and  interpret  the Plan,  including  the authority to select the  individuals to be granted awards and to prescribe the type, form and conditions of the awards (which may vary among participants).

     Options.  When an option is granted  under the Plan,  the  Committee in its discretion specifies the number of shares of Common Stock which may be purchased upon  exercise of the option,  the option price (which may not be less than 100%
of the fair  market  value of  Realco's  Common  Stock on the date the option is granted),  the  term of the  option  and  whether  it will  be an  incentive  or nonqualified  stock option.  The closing sale price of Realco's Common Stock was
$2.125 on March 30, 2001.

     The term during  which the option may be  exercised  and whether the option will be  exercisable  immediately,  in stages,  or otherwise  will be set by the
Committee  when the  option  is  granted,  but in no  event  will the term of an incentive  stock option exceed ten years.  Each option granted under the Plan is nontransferable  during the lifetime of the  optionee.  The Committee may impose additional  or  alternative  conditions  and  restrictions  on the  incentive or nonqualified stock options granted under the Plan; however, each incentive stock option must contain such limitations and  restrictions  upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Code.

     Upon exercise of an option under the Plan, the exercise price is to be paid by  check,  note,  or other  forms of  consideration  deemed  sufficient  by the
Committee,  or by surrender of previously acquired shares of unrestricted Common
Stock of Realco.

     Each  non-employee  director  who is elected to the Board is eligible to be granted an option under the Plan as determined by the Compensation Committee.

     Other  Awards.   The  Plan  also  provides  for  Restricted  Stock  awards, consisting of shares that are issued  subject  certain  restrictions,  including forfeiture,  if  certain  factors  determined  by the  Committee  are not met or performance  or  longevity  goals are not  achieved.  No awards other than stock options have been granted under the Plan to date.

     Amendment. The  Board  of  Directors  may  from  time to time  suspend  or discontinue  the Plan or revise or amend it in any respect;  provided,  however, that no such revision or amendment  shall impair the terms and conditions of any option or other award without the consent of the participant.  The Plan may not, without approval of Realco's  shareholders,  be amended in any manner which will cause the Plan to no longer comply with Rule 16b-3 under the  Securities  Act of
1934, Section 422 of the Internal Revenue Code or other regulatory requirements.

     The  Committee  may adjust  the  maximum  number of shares of Common  Stock reserved  for  issuance  under the Plan,  the  number of shares  covered by each outstanding  option and the option  price per share in the event of any  merger, reorganization,  consolidation,  stock  dividend  or other  change in  corporate structure affecting the Common Stock.

Federal Income Tax Consequences of the Plan

     Some of the options to be granted to employees  pursuant to the Plan may be intended to qualify as incentive stock options under Section 422 of the Internal
Revenue Code. Under such Section,  the optionee  realizes no taxable income when the incentive stock option is granted.  In addition,  an optionee generally will not realize taxable  compensation income upon the exercise of an incentive stock option if he or she exercises it while employed by Realco or within three months after  termination  of employment  (or within one year after  termination if the termination results from a permanent and total disability).  The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise will be alternative  minimum taxable income for purposes of applying the alternative minimum tax. If the optionee does not dispose of the shares  acquired  upon such exercise for a period of two years from the granting of the  incentive  stock option and one year after  exercise of the option,  the optionee will receive  capital  gains  treatment on any gain realized when he or she sells  the  shares.  Realco  is not  entitled  to any  compensation  expense deduction under these  circumstances.  If the applicable holding periods are not satisfied,  then any gain realized in connection  with the  disposition  of such stock will generally be taxable as ordinary  compensation  income in the year in which the  disposition  occurred,  in the  amount by which the lesser of (i) the fair  market  value of such  stock on the date of  exercise,  or (ii) the amount realized on the disposition of the shares (if the disposition is the result of a sale or exchange other than to a related taxpayer),  exceeds the option exercise price.  Realco is entitled  to a tax  deduction  only to the extent,  and at the time,  the  participant  realizes  compensation  income as a result of the early disposition. The balance of any gain will be characterized as a capital gain.

     Nonqualified  stock options  granted under the Plan are not intended to and do not  qualify  for the tax  treatment  described  above  for  incentive  stock options.  Under present law, an optionee  generally will not realize any taxable income on the date an option is granted to the  optionee  pursuant  to the Plan.
Upon exercise of the option,  however, the optionee will realize, in the year of exercise,  ordinary  compensation income to the extent of the difference between the fair  market  value of such  stock on the date of  exercise  and the  option exercise  price.  Upon the sale of shares,  any  resulting  gain or loss will be treated  as  capital  gain or loss.  Realco  will  receive a  corresponding  tax deduction in its fiscal year in which options are exercised, equal to the amount of  compensation  required to be included as ordinary  income by those optionees exercising options.

Proposed Amendment to the 1997 Employee Incentive Stock Plan

     The proposed  amendment  increases the maximum  aggregate  number of shares issuable for stock grants under the Plan from 262,500 shares to 800,000  shares.
As of March 30, 2001,  without giving effect to this  amendment,  205,000 shares were subject to outstanding  options under the Plan and a total of 57,500 shares remained available for further option grants.

Vote Required

     The affirmative vote of a majority of the Voting Shares  represented at the
Annual Meeting and entitled to vote is required for approval.

 The Board Of Directors Unanimously Recommends
That Shareholders Vote "For" Adoption Of This Proposal 2.

APPROVAL OF ISSUANCE OF COMMON STOCK
OF THE COMPANY IN COMPLIANCE WITH NASDAQ RULES
(Proposal 3)

Background

     On February 28, 2001, Realco and ESI Acquisition Sub ("Acquisition Sub"), a
wholly owned subsidiary of Realco,  entered into an Agreement and Plan of Merger
(the "Merger Agreement") with Equity Securities  Investments,  Inc.  ("Equity").
Pursuant to the Merger  Agreement,  on March 1, 2001 Acquisition Sub merged with and into Equity,  with Equity  surviving as a wholly owned  subsidiary of Realco
(the  "Merger").  In exchange  for all of the issued and  outstanding  shares of
Equity, Realco issued an aggregate of 484,000 newly created Series "D" Preferred
Shares to Messrs.  Zipkin and Adams, the shareholders of Equity. Each Series "D"
Preferred Share is entitled to one vote.

     The Series "D" Preferred  Shares are not initially  convertible into Common
Stock of  Realco.  However,  the  Merger  Agreement  requires  Realco to ask its shareholders  to approve the conversion of the Series "D" Preferred  Shares into
Common Stock. If the shareholders approve such conversion,  each share of Series
"D" Preferred  Stock will be converted  into three shares of Common  Stock.  The conversion  will be  mandatory  and  automatic;  the  holders  of the Series "D"
Preferred  Shares will not have the option to retain Series "D" Preferred Shares instead of Common Stock,  or to defer the conversion of the Series "D" Preferred
Shares into Common Stock. The conversion,  if approved, will occur automatically on the thirtieth (30th) day following the date Realco's shareholders approve the conversion.  The Series "D"  Preferred  Shares will not vote on this proposal to convert the Series "D" Preferred Shares to Common Stock.

NASDAQ Rule 4350(i)

     Rule 4350(i) of the Nasdaq Stock Market,  Inc. (the "Nasdaq Rule") requires shareholder  approval when, in connection  with the  acquisition of the stock of another  company,  a company listed on the Nasdaq  National Market issues Common
Stock (or  securities  convertible  into  Common  Stock) that (i) will have upon issuance  voting  power  equal  to or in  excess  of  20% of  the  voting  power outstanding  before  the  issuance  of the  stock or (ii) will be equal to or in excess of 20% of the  number of shares of Common  Stock  outstanding  before the issuance. On March 1, 2001, the date the Series "D" Preferred Shares were issued
(the "Closing Date"), there were approximately  3,389,000 shares of the Realco's
Common Stock outstanding, with each share entitled to one vote. Accordingly, the maximum  number of shares  that  could be issued by Realco  without  shareholder approval  was  677,799  (i.e.  one share less than 20% of such  number).  In the
Merger,  484,000 Series "D" Preferred Shares were issued with voting power equal to approximately 14.3% of the voting power outstanding on a pre-merger basis. On the Closing Date, the Series "D" Preferred Stock was not convertible into shares of Common Stock. If the shareholders now approve the conversion,  the Series "D"
Preferred  Shares will be  converted  into  1,452,000  shares of Common Stock of which Mr.  Zipkin  will  receive  1,015,572  shares and Mr.  Adams will  receive
436,428  shares.   Together  with  shares  previously  owned,  Mr.  Zipkin  will beneficially  own  approximately  25.1%  and Mr.  Adams  will  beneficially  own approximately 9.4% of Realco's Common Stock outstanding after the conversion.

Reasons For The Proposal

     The  Series  "D"  Preferred  Shares  are  entitled  to  receive  cumulative dividends  at the rate of 12.5% per  year,  payable  on a  quarterly  basis,  in arrears,  commencing January 1, 2002. However,  if the shareholders  approve the conversion of the Series "D" Preferred  Shares to Common Stock before October 1,
2001, any dividends that have accrued will not be payable.  If the  shareholders approve the conversion of the Series "D" Preferred to Common Stock after October
1, 2001,  any dividends that have accrued will be payable in cash promptly after the date of  conversion.  In addition,  the Series "D"  Preferred  shares have a liquidation  preference  equal to the greater of (a)  $4.3125 per share,  or (b)
three times the amount  distributable  with respect to one share of Common Stock upon such liquidation.  Accordingly,  in order to eliminate Realco's  obligation for  payment of  quarterly  dividends  or a  liquidation  preference,  the Board recommends  that the  shareholders  approve  the  conversion  of the  Series "D"
Preferred Shares into Common Stock.

Vote Required

     The affirmative  vote of the holders of a majority of Realco's Common Stock represented  at the Annual  Meeting and  entitled  to vote is  required  for the approval of the issuance of the shares  pursuant to the Nasdaq Rule.  The Series
"D" Preferred Stock is not entitled to vote on this proposal.

 The Board Of Directors Unanimously Recommends
That Shareholders Vote "For" Adoption Of This Proposal 3.

 RATIFICATION OF INDEPENDENT ACCOUNTANTS
(Proposal 4)

     The accounting  firm of Grant Thornton LLP has been Realco's  auditing firm since 1989.  Grant Thornton LLP has been  re-appointed by the Board of Directors as  Realco's  auditing  firm for the fiscal  year  ending  September  30,  2001.
Although shareholder  approval is not required,  the Board of Directors requests shareholder ratification of Grant Thornton LLP's reappointment.

     A  representative  from Grant  Thornton  LLP will be available in person or telephonicly  at the Annual Meeting of  Shareholders  to make a staement if they desire and to answer any appropriate questions.

Audit Fees

     Realco paid Grant  Thornton LLP an  aggregate  of  $47,000   for the annual
audit for  fiscal  year 2000 and for  review of  Realco's  financial  statements included  in Realco's  quarterly  reports on Form 10-Q for the fiscal year 2000.
The above amount includes  out-of-pocket expenses incurred by Grant Thornton LLP in connection with the provision of such services.

Financial Information Systems Design and Implementation Fees

     Grant  Thornton LLP did not render any  professional  services to Realco in fiscal  year 2000 with  respect  to  financial  information  systems  design and implementation.

All Other Fees

     Realco  paid  Grant  Thornton  LLP an  aggregate  of $21,000  for  services provided in  connection  with an employee  benefit plan audit,  tax  compliance, registration statement filings, statutory reporting,  acquisition related agreed upon procedures and tax  consultation.  The above amount includes  out-of-pocket expenses incurred by Grant Thornton LLP in connection with the provision of such services.  The audit committee of the Board of Directors has determined that the
provision  of  these  services  is  compatible  with  maintaining   accountant's
independence.

The Board Of Directors Unanimously Recommends
That Shareholders Vote "For" Adoption Of This Proposal 4.

 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     The  proxy  rules  of  the  Securities  and  Exchange   Commission   permit
shareholders,   after  timely  notice  to  issuers,  to  present  proposals  for
shareholder   action  in  issuer  proxy  statements  where  such  proposals  are consistent with applicable law,  pertain to matters  appropriate for shareholder action and are not  properly  omitted by issuer  action in  accordance  with the proxy rules.  The deadline for submission of shareholder  proposals  pursuant to
Rule 14a-8 under the Securities Exchange Act of 1934, as amended,  for inclusion in Realco's  proxy  statement  for its 2002 Annual  Meeting of  Shareholders  is
December  24,  2001.  Additionally,  if Realco  receives  notice  of a  separate shareholder  proposal  after March 10, 2002,  such  proposal  will be considered untimely  pursuant to Rules 14a-4 and 14a-5(e) and the persons  named in proxies solicited  by the Board of  Directors  of Realco for its 2002 Annual  Meeting of
Shareholders  may  exercise  discretionary  voting  power  with  respect to such proposal.

  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Realco's directors and executive officers  to file  with  the  Securities  and  Exchange  Commission  reports  of ownership  and changes in  ownership  of Realco's  Common  Stock,  and Realco is required to  identify  any of those  persons who fail to file such  reports on a timely basis. To Realco's  knowledge,  all such persons filed in a timely manner all such reports for 2000.

 GENERAL

     The  management of Realco knows of no matter other than the foregoing to be brought  before the meeting.  However,  the enclosed  proxy gives  discretionary authority in the event any additional matters should be presented.

     All expenses in connection  with  solicitation  of proxies will be borne by
Realco.  Realco will pay brokers,  nominees,  fiduciaries,  or other  custodians
their  reasonable   expenses  for  sending  proxy  material  to,  and  obtaining instructions from, persons for whom they hold stock of Realco. Realco expects to solicit proxies by mail, but directors,  officers, and other employees of Realco may also solicit in person, by telephone, by facsimile or by mail.

     Realco's  Annual Report on Form 10-K for the year ended  September 30, 2000 is enclosed  herewith.  Shareholders  may receive  without  charge a copy of the financial  schedule  and  exhibits  thereto,  as filed with the  Securities  and
Exchange  Commission,  by  writing  to:  James  A.  Arias,  Realco,  Inc.,  1650
University Blvd., NE, Suite 5-100, Albuquerque, New Mexico 87102.

                                              By Order of the Board of Directors

                                              ________________________________
                                              Eric O. Madson
                                              Secretary

                                                            APPENDIX A

 AUDIT COMMITTEE CHARTER

Objectives:

The primary  objective  of the  Committee is to assist the Board of Directors in fulfilling its  responsibilities  relating to accounting and reporting practices of the Company and each of its  subsidiaries.  In addition,  the Audit Committee will:

o    oversee, coordinate and appraise the quality of the audits conducted by the
     Company's external auditors;

o    maintain, by scheduling regular meetings, open lines of communication among the Board, and external auditors to exchange views and information; as well as confirm their respective authority and responsibilities;

o    serve as an  independent  and  objective  party  to  review  the  financial information  presented  by  management  to the  Board for  presentation  to shareholders, regulatory authorities and the general public;

o    review  the  adequacy  of the  reporting  and  accounting  controls  of the
     Company.

Memberships:

The Board shall annually  confirm the membership of the Audit  Committee,  which will  consist of at least three and not more than five  directors,  each of whom will be:

o    non-executive;

o    independent of senior  management and the executives of the holding company and its subsidiaries;  and
o    free from any relationships which might in the
     opinion of the Board be construed as a conflict of interest.

One of the members shall be appointed Chairman of the Committee by the Board.

Terms of Membership:

Members of the Committee shall be appointed for a term of one year,  after which they will be eligible for reappointment.

Any casual vacancy which might arise in the membership of the Committee shall be filled by appointment of the Board.

Meetings:

The  Committee  will hold at least  four  regular  meetings  per year,  and such additional meetings as the Chairman shall decide in order to fulfill its duties.
In addition,  the Chairman  shall be required to call a meeting of the Committee if requested to do so by any Committee  member,  the Chief Financial  Officer or external auditors.

Access:

The Committee shall have unlimited access to the external auditors and to senior management of the Company.  The Committee shall also have the ability to consult with  independent  experts where they consider  such  consultation  necessary to carry out their duties.

Duties and Responsibilities:

The duties and responsibilities of the Committee are as follows:

o    recommend to the Board the  appointment of the external  auditors and their fee;
o    review the audit plan of the external auditors;
o    review  the  performance  of  the  external  audit;
o    determine  that  no management restrictions are being placed upon the external auditors;
o    evaluate the adequacy and  effectiveness  of the reporting  and  accounting controls  of  the  Company  through  active  communication  with  operating management and the external auditors;
o    review all financial  reports to be made to shareholders  and/or the public prior to their release;
o    review any regulatory  reports  submitted to the Company and monitor management's response to them;
o    evaluate  the  Company's  exposure  to fraud;
o    monitor  the  standard  of corporate  conduct in areas such as  arms-length dealings and conflicts of interest;
o    require  reports  from   management  and  the  external   auditors  on  any
     significant  regulatory,  accounting  or  reporting  development  to assess potential  financial reporting issues;
o    review and approve all significant Company accounting policy changes;
o    review the  Company's  taxation  position;
o    review  the annual  financial statements with the Chief Financial Officer
     and the external auditors,  and   recommend  acceptance  to the  Board;
o    direct  any  special  projects  or
     investigations deemed necessary by the Board or by the Committee.

                                                               PROXY
                                                              Realco, Inc.
                                          Proxy Solicited on Behalf of the Board of Directors
                                     for Annual Meeting of Shareholders to Be Held on May 31, 2001

         The undersigned hereby appoints James A. Arias and  _____________,  or either of them acting alone, as proxies with full power of substitution,  to vote all shares of Common Stock of Realco,  Inc. of record in the name of the undersigned at the close of business on April 19,  2001 at the Annual Meeting of Shareholders  to be held on May 31, 2001 at 3:30 p.m., or any adjournment or  adjournments, hereby revoking all former proxies.

1.        ELECTION OF DIRECTORS:

        (  )  FOR all nominees listed below                         (  )  WITHHOLD AUTHORITY
             (except as marked to the                                    to vote for all
             contrary below)                                             nominees listed below

             John A. Arias              Martin S. Orland          Laurence S. Zipkin         Edward S. Adams
             Alan R. Woinski            Brad J. Buscher           Edward S. Adams

         (INSTRUCTIONS:  To withhold  authority  to vote for any  individual  nominee,  mark the FOR box and strike a line  through the nominee's name in the list above.)

2.       PROPOSAL TO AMEND THE COMPANY'S 1997 EMPLOYEE INCENTIVE STOCK PLAN:

              o For                  o Against              o Abstain

3.       PROPOSAL TO APPROVE THE CONVERSION OF REALCO'S SERIES "D" PREFERRED STOCK  INTO COMMON STOCK INTO COMMON STOCK:

              o For                  o Against              o Abstain

4.       PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS:

              o For                  o Against              o Abstain

5.       In their discretion, the proxies are authorized to vote upon any other matters coming before the Annual Meeting.

         The shares  represented by this proxy will be voted on proposals (1), (2), (3) and (4) in accordance  with the  specifications made and "FOR" such proposals if there is no specification.

                                                                Dated: ______________, 2001

                                                                __________________________________________
                                                                Signature

                                                                __________________________________________
                                                                Signature if held jointly

                                                                Please  sign  exactly as  name(s)  are shown at left.  When  signing as executor,  administrator,  trustee,  or  guardian,  give full  title as such;  when shares  have been  issued in names of two or more  persons, all should sign.

                                                       PROXY
                                                    Realco, Inc.
                                Proxy Solicited on Behalf of the Board of Directors
                           for Annual Meeting of Shareholders to Be Held on May 31, 2001

         The  undersigned  hereby  appoints James A. Arias and  Edward S. Adams,  or either of them acting alone,  as proxies  with full power of  substitution,  to vote all shares of Series "D"  Preferred  Stock of Realco,  Inc.  of record in the name of the  undersigned  at the  close of  business  on April  19,  2001 at the  Annual  Meeting  of
Shareholders  to be held on May 31, 2001 at 3:30 p.m., or any  adjournment  or  adjournments,  hereby  revoking all former proxies.

1.        ELECTION OF DIRECTORS:

          ( )  FOR all nominees listed below                           ( )  WITHHOLD AUTHORITY
             (except as marked to the                                    to vote for all
             contrary below)                                             nominees listed below

             John A. Arias              Martin S. Orland          Laurence S. Zipkin         Edward S. Adams
             Alan R. Woinski            Brad J. Buscher           Gregory E. Spitzer

         (INSTRUCTIONS:  To withhold  authority to vote for any individual  nominee,  mark the FOR box and strike a line through the nominee's name in the list above.)

2.       PROPOSAL TO AMEND THE COMPANY'S 1997 EMPLOYEE INCENTIVE STOCK PLAN:

              o For                  o Against              o Abstain

3.       PROPOSAL TO APPROVE THE CONVERSION OF REALCO'S SERIES "D" PREFERRED STOCK  INTO COMMON STOCK:

                           Shares of Series "D" Preferred Stock are not entitled to vote on this Proposal.

4.       PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS:

              o For                  o Against              o Abstain

5.       In their  discretion,  the proxies are  authorized to vote upon any other matters coming before the Annual
         Meeting.

         The shares  represented by this proxy will be voted on proposals (1), (2), (3) and (4) in accordance  with the specifications made and "FOR" such proposals if there is no specification.

                                                                Dated: ______________, 2001

                                                                -------------------------------------------
                                                                Signature

                                                                -------------------------------------------
                                                                Signature if held jointly

                                                                Please  sign   exactly  as  name(s)  are  shown  at
                                                                left.  When  signing  as  executor,  administrator,
                                                                trustee,  or  guardian,  give  full  title as such;
                                                                when  shares  have  been  issued in names of two or
                                                                more persons, all should sign.

REALCO, INC.
1997 EMPLOYEE INCENTIVE STOCK PLAN

    SECTION 1.     Purpose;  Definitions.

         The purpose of the Realco, Inc. 1997 Employee Incentive Stock Plan (the
"Plan")  shall  be  formed  in  order  to  better  enable  the  Company  and its subsidiaries  to attract,  retain and reward key  employees and  strengthen  the existing  mutuality  of  interests  between  key  employees  and  the  Company's stockholders,  by offering such key employees  stock options  and/or  restricted stock.  The Plan also enables the Company to offer  incentives  to executives of companies  which are acquired by the Company from time to time as incentives and inducements  for  employment.  The  Plan  shall be  effective  as of the date of approval by the stockholders of the Company.

         For purposes of the Plan, the following terms shall  be  defined as set forth below:

         a. "Board"  means the Board of Directors of the Company.

         b.  "Cause"   means a felony  convistion oa a participant or failure of
a participant to contest  prosecution for a felony,  or a participant's  willful misconduct pr dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary.

         c.  "Code"  means the Internal Revenue  Code  of  1986, as  amended from time to time, and any successor thereto.

         d. "Committee"  means  the Committee  referred   to in Section 2 of the
Plan. If at any time no Committee  shall be in office,  or if the grant of Stock
Option or Restricted Stock may, in the discretion of the Committee or the Board, constitute a conflict of interest, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         e. "Company"  means  Realco,  Inc., a corporation organized  under  the laws of the State of New Mexico or any successor corporation.

         f. "Disability"  mea ns  disability  as  determined  under   procedures
 established by the Committee for purposes of this Plan.

         g. "Disinterested Persons" shall  have  the  meaning  set forth in Rule
16b-3 (d ) (3) as promulgated by the Securities and Exchange  Commission under the Exchange act, or any successor definition adopted by the Commission.

         h. "Effective Date"  of the Plan shall be the date of  approval  by the
Stockholders of the Company.

         i. "Eligible Participant" or  "Eligible  Employee"  means any director, executive  or key  employee  of  the  Company  or a  Subsidiary,  including  any executive of a company which is acquired by the Company or a Subsidiary,  who is responsible  for and contributes to the management  growth and/or  profitability for the business of the Company or its Subsidiaries.

         j. "Exchange Act" means the securities Exchange Act of 1934, as amended from time to time.

         k. "Fair Market Value"  means,   as of any given date, unless otherwise
determined  by the  Committee  in good faith,  the mean  between the highest and lowest  quoted  selling  price,  regular  way,  of the  stock on NASDAQ ( or the principal exchange upon which the Stock is listed ) or, if no such sale of Stock occurs on such date,  the fair market  value of the Stock as  determined  by the
Committee in good faith.

         l. "Incentive Stock Option" means  any Stock Option intended  to be and designated as an "Incentive  Stock Option" within the meaning of Section 422A of the Code.

         m. "Non-Qualified  Stock Option"  means any Stock Option that is not an
Incentive Stock Option.

         n. "Plan"  means this Realco, Inc. 1997 Employee  Incentive Stock Plan, as hereinafter amended from time to time.

         o. "Previously Granted Stock Options" means Stock Options granted prior to the  Effective  Date of the Plan  pursuant  to any  previous  Plan or granted independently of any then existing stock option plan of the Company.

         p. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 5 below.

         q. "Retirement" means normal or early retirement in accordance with the
Company's  policies as in effect from time to time.

         r. "Stock" means  Common  Stock,  $0.00 par  value  per  share,  of the
 Company.

         s. "Stock  Option" or "Option" means  any  option  to   purchase shares
of Stock ( including  Incentive Stock Options and Non-Qualified Stock Options ).

         t. "Subsidiary" means any  corporation  (other than  the Company) in an unbroken  chain  of  corporations  beginning  with  the  Company  if each of the corporations  (other than the last corporation in the unbroken chain) owns stock possessing  50% or more of the total  combined  voting  power of all  classes of stock in one of the other corporations in the chain.

     In addition,  the terms Change  of  Control", "Potential Change of Control"
and "Change  in  Control Price"  shall  have meanings  set  forth, respectively, in Sections 6(b), (c) and (d) below.

         SECTION 2.     Administration.

     The Plan  shall be  administered  by a  Committee  of not less  than  three members  of the Board who  qualify  as  Disinterested  Persons  and who shall be appointed by the Board.

     The Committee shall have full authority to grant,  pursuant to the terms of the Plan, to Eligible Participants Stock Options and Restricted Stock.

         The Committee shall have the authority:

     (i)  to  select  the  Eligible  Participants  to  whom  Stock  Options  and
Restricted Stock may from time to time be granted  hereunder;

     (ii) to  determine  whether and to what  extent  Incentive  Stock  Options,
Non-Qualified  Stock Options or Restricted Stock are to be granted  hereunder to one or more Eligible Participant;

     (iii) to  determine  the  number of shares to be covered by each such award granted hereunder;

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted  hereunder  (including but not limited to, the share price and any  restriction or limitation,  or any vesting  acceleration or waiver of forfeiture restrictions regarding any Stock Option or Restricted Stock and/or the shares of Stock relating thereto,  based in each case on such factors as the Committee shall determine, in its sole discretion);

     (v) to determine whether and under what circumstances a Stock Option may be settled in cash and/or  Restricted  Stock under  Section 4 (k) instead of Stock;
and

     (vi) to  determine  whether,  to what  extent and under what  circumstances
Option grants and/or Restricted Stock are to be made.

     The  Committee  shall have the  authority  to adopt,  alter and repeal such rules,  guidelines  and practices  governing the Plan as it shall,  from time to time, deem advisable;  to interpret the terms and provisions of the Plan and any award  issued  under  the Plan (and any  agreements  relating  thereto);  and to otherwise supervise the administration of the Plan.

     All the decisions  made by the Committee  pursuant to the provisions of the
Plan shall be made in the  Committee's  sole  discretion  and shall be final and binding on all persons,  including the Company and Plan Participants;  provided, however,  that no decision or action  taken by the  Committee  shall  impair the rights of any holder of a Stock  Option or other award  granted  pursuant to the
Plan without the holder's consent.

         SECTION 3.     Stock Subject to Plan.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 262,500 shares.

     Such shares may consist,  in whole or in part, of  authorized  and unissued shares or treasury shares.

     If any shares of Stock that have been  reserved and  available for issuance in accordance with the Plan as aforesaid,  cease to be subject to a Stock Option
(as a result of  forfeiture  or  otherwise),  or if and  Restricted  Stock award granted  hereunder  is  forfeited,  such  shares  shall again be  available  for distribution in connection with future awards under the Plan.

     In   the   event   of   any    merger,    reorganization,    consolidation,
recapitalization,  Stock  dividend,  Stock  split or other  change in  corporate structure  affecting the Stock, such substitution or adjustment shall be made in the aggregate  number of shares reserved for issuance under the Plan, and in the number and option price of shares subject to outstanding  Options  granted under the Plan, as may be determined to be appropriate  by the Committee,  in its sole discretion, provided that the number of shares subject to any award shall always be a whole  number.  In the  event of an  extraordinary  dividend  or any  other material change in the Company's capital structure, similar adjustments shall be made if, and to the extent, deemed appropriate by the Board.

         SECTION 4.     Stock Options.

     Any  Stock  Option  granted  under  the Plan  shall be in such  form as the
Committee may from time to time approve.

     Stock  Options  granted  under the Plan may be of two types:  (i) Incentive
Stock Options and (ii) Non-Qualified Stock Options.

     The Committee  shall have the authority to grant to any optionee  Incentive
Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

     Options  granted under the Plan shall be subject to the following terms and
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a) Option Price. The Option price per share of Stock  purchasable  under a
Stock Option shall be determined by the Committee at the time of grant but shall not be less then the Fair Market Value at grant.

     (b)  Option  Term.  The  term of each  Stock  Option  shall be fixed by the
Committee,  but no Stock Option shall be  exercisable  more than ten years after the date the Option is granted.

     (c)  Exercisability.  Stock  Options shall be  exercisable  at such time or times and subject to such terms and  conditions  as shall be  determined  by the
Committee  at or after  grant,  provided,  however,  that  except as provided in
Section  4 (f)  and  (g) and  Section  7,  unless  otherwise  determined  by the
Committee at or after  grant,  no  Incentive  Stock Option shall be  exercisable prior to the  first  anniversary  date of the  granting  of the  Option.  If the
Committee provides, in its sole discretion, that any Stock Option is exercisable
only  in  installments,   the  Committee  may  wave  such  installment  exercise
provisions  at any  time at or after  grant  in whole or in part,  based on such factors as the Committee shall determine, in its sole discretion.

     (d)  Method of Exercise. Subject to whatever installment exercise provision apply under Section 4 (c), Stock Options may be exercised in whole or in part at any time during the option  period,  by giving written notice of exercise to the
Company specifying the number of shares to be purchased.

     Such notice shall be accompanied by payment in full of the purchase  price, either by check,  note or such other instrument as the Committee may accept.  As determined by the Committee, in its sole discretion,  payment in full or in part may  also  be made  in the  form of  unrestricted  Stock  already  owned  by the
Optionee.

     If payment of the Option exercise price of a Non-Qualified  Stock Option is made in whole or in part in the form of Restricted  Stock, such Restricted Stock
(and any replacement  shares related thereto) shall remain (or be) restricted in accordance  with the original terms of the  Restricted  Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture  restrictions,  unless otherwise determined by the Committee,  in its sole discretion, at or after grant.

     No shares of Stock  shall be issued  upon the  exercise  of a Stock  Option until full payment  therefor has been made. An optionee shall generally have the rights to  dividends  or other  rights of a  stockholder  with respect to shares subject to the Option when the option has given written notice of exercise,  has paid in full for such shares,  and, if requested,  has given the  representation described in Section 9 (a).

     (e) Non  Transferability of Options.  No Stock Option shall be transferable by the option otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f)  Termination  by Death.  Subject to the  provisions  of the Plan, if an optionee's  employment by the Company and/or any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the  extent  such  option  was  exercisable  at the  time  of  death  or in such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures  established by the Committee),  by the legal  representative  of the estate or by the  legatee of the option  under the will of the option,  for a period of twelve  months (or such other period as the
Committee  may  specify  at  grant)  from the date of such  death or the date of appointment  of the legal  representative  of such estate,  if any, or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     (g)  Termination  by Reason of  Disability  or  retirement.  Subject to the provisions  of the Plan,  if an  optionee's  employment  by the  Company and any
Subsidiary  terminates by reason of Disability or  retirement,  any Stock Option held by the option may thereafter be exercised by the option, to the extent that it was  exercisable at the time of termination or on such  accelerated  basis as the  Committee  may  determine  at or after  grant (or as may be  determined  in accordance  with procedures  established by the Committee),  for a period of one year (or for such other period as the  Committee  may specify at grant) from the date of such  termination  of employment  or until the  expiration of the stated
term of such Stock Option, whichever period is the shorter;  provided,  however, that,  if the option dies within such  one-year  period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable  at the time of death for a period of twelve months from the date of such death or six months from the appointment of the legal representative of the estate of the deceased employee, if any, or until the end of the one-year period specified above,  whichever  expires later but in no event beyond the expiration of the  stated  term of such  Stock  Option.  In the  event  of  termination  of employment by reason of Disability or Retirement,  if an Incentive  Stock Option
is  exercised  after the  expiration  of the  exercise  periods  that  apply for purposes  of Section  422A of the Code,  such Stock  Option will  thereafter  be treated as a Non-Qualified Stock Option.

     (h) Other  Termination.  Unless  otherwise  determined by the Committee (or pursuant to procedures  established by the  Committee) at or after grant,  if an optionee's  employment by the Company and/or any  Subsidiary  terminates for any reason  other than death,  Disability  or  Retirement,  the Stock  Option  shall thereupon  terminate,  except that such Stock  Option may be  exercised,  to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock  Option's  term if the Option is  involuntarily  terminated by the
Company or any Subsidiary without Cause.

     (i)  Incentive  Stock  Options.  Anything  in  the  Plan  to  the  contrary notwithstanding,  no term of this Plan relating to Incentive  Stock Option shall be  interpreted,  amended or  altered,  nor shall any  discretion  or  authority granted  under the Plan be so  exercised,  so as to  disqualify  the Plan  under
Section 422A of the Code as may be in effect from time to time,  or, without the consent of the  optionee(s)  affected,  to disqualify any Incentive Stock Option under such Section  422A.  The  Committee  shall have the authority to amend the
Plan so that it conforms with Section 422A of the Code as in effect from time to time.

     (J) Buyout Provisions.  The Committee may at any time offer to purchase (or exchange) for Cash Stock or Restricted Stock, a Previously  Granted Stock Option
or an  option  previously  granted  under  the  Plan  based  on such  terms  and conditions as the Committee shall establish and communicate to the option at the time that such offer is made.

     (k) Settlement Provisions.  If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the  optionee's consent),  the Committee may require that all or part of the shares to be issued with  respect  to the  spread  value  of an  exercised  Option  take the form of
Restricted Stock,  which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted  Stock
determined  without  regard  to  the  deferral   limitations  and/or  forfeiture
restrictions involved.

     (l) Financing.  If the Committee so  determines,  the Company shall make or arrange for a loan to an employee with respect of Stock  Options.  The Committee shall have full  authority  to decide  whether such a loan should be made and to determine the amount, term and other provisions of any such loan,  including the interest rate to be charged,  if any,  whether the loan is to be with or without recourse  against the borrower,  the security,  if any,  therefor,  the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven.  However,  no loan hereunder shall have a term (including  extensions)
exceeding  10 years in  duration or be in an amount  exceeding  90% of the total purchase price paid by the borrower.

         SECTION  5.     Restricted Stock.

     (a)  Administration.  The Committee shall determine the eligible persons to whom, and the time or times at which,  grants or Restricted  Stock will be made, the  number  of  shares  to be  awarded,  the  price  (if any) to be paid by the recipient  of  Restricted  Stock  (subject to Section  5(b)),  the time or times within which such awards may be subject to  forfeiture,  and all other terms and conditions of the awards.

     The  Committee  may  condition  the  grant  of  Restricted  Stock  upon the attainment of specified  performance or longevity goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and  Certificates.  The  prospective  recipient  of a Restricted
Stock  award shall not have any rights  with  respect to such award,  unless and until such  recipient  has  executed an agreement  evidencing  the award and has delivered  a fully  executed  copy  thereof to the  Company,  and has  otherwise complied with the applicable terms and conditions of such award.

           (i) The purchase price for shares of Restricted  Stock, if any, shall be at least the fair market price of the shares on date of grant, plus a minimum premium of twenty (20%) percent of such fair market value.

           (ii) Awards of Restricted Stock must be accepted within  a  period of
60 days (or such shorter  period as the Committee may specify at rant) after the award date, by executing a Restricted  Stock Award Agreement and paying whatever price (if any) is required and currently due under Section 5(b) (i).

           (iii) Each participant receiving a  Restricted  Stock award shall  be issued a stock  certificate in respect of such shares of Restricted  Stock. Such certificate shall be registered in the name of such participant,  and shall bear an  appropriate  legend  referring to the terms,  conditions,  and  restrictions applicable to such awards.

           (iv) The Committee may  require that the stock certificate evidencing such shares be held in custody by the Company or the Company's  designee,  until the  restrictions  thereon  shall have lapsed,  and that,  as a condition of any
Restricted  Stock award,  the  participant  shall have  delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c)  Restrictions  and Conditions.  The shares of Restricted  Stock awarded pursuant to this Section 5 shall be subject to the  following  restrictions  and conditions:

           (i) Subject to the  provisions  of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the
"Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments  and may accelerated or waive such  restrictions in whole or in part, based on a service,  performance  and/or such other factors or criteria as the Committee may determine, in its sole discretion.

           (ii) Except  as provided in this paragraph (ii) and Section 5(c) (i), the participant  shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder  of the Company,  including the right to vote the shares, and the right to receive any cash dividends.  However, the Committee, in its sole  discretion,  as  determined  at the time of the  award,  may permit or require the payment of cash  dividends to be deferred  and, if the  Committee so determines,  reinvested,  subject  to  Section 9 (e),  in  additional  shares of
Restricted  Stock  (subject  to  the  same  restrictions  and  other  terms  and conditions  that apply to the shares with  respect to which such  dividends  are issued) to the extent that shares are  available  under  Section 3, or otherwise reinvested.  Pursuant to Section 3 above, Stock dividends issued with respect to
Restricted Stock shall be treated as additional  shares of Restricted Stock that are subject to the same  restrictions  and other terms and conditions that apply to the shares with respect to which such dividends are issued.

            (iii) Subject to  the  applicable  provisions of the award agreement and this Section 5, upon  termination  of a  participant's  employment  with the
Company and/or any Subsidiary for any reason during the Restriction  Period, all shares still subject to  restriction  will vest, or be forfeited,  in accordance with the terms and conditions established by the Committee.

            (iv) If  and  when  the  Restriction Period expires  without a prior
forfeiture  of  the  Restricted  Stock  subject  to  such  Restriction   Period,
certificates for an appropriate number of unrestricted shares shall be delivered to the Participant promptly.

         SECTION  6.     Change in Control Provisions.

         (a)      In the event of:

(1)    a "Change of Control" as defined in  Section  6(b), or

                   (2)    a  "potential   Change  of   Control" as  defined   in
Section  6(c),  but only if and to the extent so  determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),  the following acceleration and valuation provisions shall apply:

            (i) The restrictions and limitations applicable  to  any  Restricted
Stock, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

            (ii) The value of all outstanding  Stock  Options to the extent then exercisable,  shall,  unless  otherwise  determined by the Committee in its sole discretion at or after grant but prior to any Change of Control, be "cashed out"
on the basis of the "Change in Control  Price" as defined in Section  6(d) as of the date  such  Change  of  Control  or such  Potential  Change  in  Control  is determined  to have  occurred or such other date as the  Committee may determine prior to the Change of Control.  As used in Section 6(a) (ii),  the term "cashed out"  shall  mean the amount  equal to the  difference  in the Change in Control
Price and the exercise price of an outstanding Stock Option.

         (b)   Definition  of "Change in Control".  For purposes  of  Section
6(a), a "Change in Control"  means the happening of any of the following:

            (i) When any "person" as defined in Section 3(a) (9) of the
Exchange  Act but  excluding  a "group" as  defined  in Section  13(d) and 14(d)
thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any  Subsidiary  (including  any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the "beneficial owner" (as defined in
Rule 13d-3 under the Exchange  Act, as amended from time to time) of  securities of the Company  representing  20 percent or more of the combined voting power of the Company's then outstanding securities;

            (ii) When, during any period  of  24  consecutive  months during the existence of the Plan,  the  individuals  who, at the  beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to  constitute  at least a majority  thereof,  provided,  however,  that a director who was not a director at the beginning of such  24-month  period shall be deemed to have  satisfied  such  24-month  requirement  (and be an  Incumbent
Director) if such director was elected by, or on the  recommendation  of or with the approval of, at least  two-thirds  of the  directors  who then  qualified as
Incumbent  Directors  either  actually  (because  they  were  directors  at  the beginning of such  24-month  period) or by prior  operation of this Section 6(b)
(ii); or

            (iii) The occurrence of a transaction requiring stockholder approval for the  acquisition  of the  Company  by an entity  other  than the  Company or
Subsidiary or an  Affiliated  Company (or any person,  entity or group,  as such terms are defined in Section 6(b) (i) above, specifically excluded by the Board)
through purchase of assets, or by merger, or otherwise.

         (c)     Definition of "potential  Change in Control". For purposes  of
Section 6(a) a "Potential  Change in Control"  means the happening of any one of the following:

            (i) The approval by stockholders  of  an  agreement  by the Company, the  consummation of which would result in a Change in Control of the Company as defined in Section 6(b); or

            (ii) The acquisition of beneficial ownership, directly or indirectly by any entity,  person or group,  as such terms are defined in Section  6(b) (i)
above (other than the Company or a Subsidiary  or any Company  employee  benefit plan  (including any trustee of such plan acting as such trustee) or any person, entity  or  group,  as such  terms  are  defined  in  Section  6(b)  (i)  above, specifically  excluded by the Board) of securities  of the Company  representing five percent or more of the combined  voting power of the Company's  outstanding securities  and the adoption by the Board of  Directors  of a resolution  to the effect  that a  Potential  Change in Control of the  Company  has  occurred  for purposes of this Plan; or

            (iii) The commencement by any person, entity or group (as such terms are defined in Section 6(b) (i) above) of a tender offer and the adoption by the
Board of a  resolution  to the effect  that a  Potential  Change in Control  has occurred for purposes of this Plan.

         (d) Definition  of  "Change  in Control price".  For  purposes of  this
Section 6, "Change in Control  Price" means the highest  price per share paid in any transaction  reported on NASDAQ Quotation System (or the principal  exchange upon which the Stock is listed),  paid in any bona fide transaction,  or offered pursuant to a bona fide offer, including a tender offer, related to potential or actual Change in Control of the Company at any time during the sixty-day  period immediately  preceding  the  occurrence  of the  Change in  Control  (or,  where applicable, the occurrence of a Potential Change in Control event), in each case as determined by the Committee.

         SECTION 7.     Amendments and Termination.

     The Board may amend,  alter,  or  discontinue  the Plan,  but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or  participant  under a Stock  Option  and/or  Restricted  Stock Award thereto fore granted, without the iptionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

         (a)  except  as  expressly  provided in this Plan, increase  the  total number of shares reservrd for purpose of the Plan;

         (b) except as  expressly  provided in this Plan.  decrease  the  option price of any Stock Option to less then 100% of the Fair Market Value on the date of grant;

         (c) change  the  employees,  participants,  classes  of  ewmployees  or classes or  participants  eligable to  participate  in the Plan; or

         (d)  extend the maximum option period undeer Section 4(b) of the Plan.

     The  Committee  may  amend the  terms of any  Stock  Option or other  award theretofore  granted,  prospectively  or  retroactively,  but,  subject  to this
Section 7, no such  amendment  shall impair the rights of any holder without the holder's  consent.  The  Committee  may also  substitute  new Stock  Options for previously  granted Stock  Options (on a one for one or other basis),  including previously granted stock options having higher option exercise prices.

     Subject to the above  provisions,  the Board shall have broad  authority to amend the Plan to take into account  changes in  applicable  securities  and tax laws and accounting rules, as well as other developments.

         SECTION  8.     Unfunded Status of Plan.

     The Plan is intended to  constitute  an  "unfunded"  plan for incentive and deferred  compensation.  With  respect  to  any  payments  not  yet  made  to  a participant or optionee by the Company,  nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other  arrangements to meet the obligations  created under the  Plan to  deliver  Stock  or  payments  in lieu of or with  respect  towards hereunder,  provided,  however,  that, unless the Committee otherwise determines with the consent of the effected  participant,  the  existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

         SECTION  9.     General provisions.

         (a) The Committee may require each person purchasing shares pursuant to a Stock  Option or other award under the Plan to represent to and agree with the
Company in writing that the  optionee or  participant  is  acquiring  the shares without a view to  distribution  thereof.  The  certificate  for such shares may include  any  legend  which the  Committee  deems  appropriate  to  reflect  any restriction on transfer.

         All  certificates  for  shares of  stock or other securities  delivered under  the  Plan  shall be  subject  to such  stock-transfer  orders  and  other restrictions as the Committee may deem advisable  under the rules,  regulations, and other  requirements  of the  Securities and Exchange  Commission,  any stock exchange  upon which the Stock is listed,  and any  applicable  Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing  contained  in  this  Plan  shall  prevent  the  Board from adopting other or additional compensation  arrangements,  subject to stockholder approval  if such  approval is  required;  and such  arrangements  may be either generally applicable or applicable only in specific cases.

         (c) The adoption  of the Plan shall not confer upon any employee of the
Company or any Subsidiary any right to continued  employment with the Company or a  Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the Company or a Subsidiary to terminate  the  employment of any of its employees at any time.

         (d) No  later  than  the  date  as  of which an  amount  first  becomes includable  in the gross  income  of the  participant  foe  federal  income  tax purposes with respect to any award under the Plan, the participant  shall pay to the Company,  or make arrangements  satisfactory to the Committee  regarding the payment of, any Federal,  state or local taxes of any kind required by law to be withheld  with  respect  to such  amount.  Unless  otherwise  determined  by the
Committee,  withholding  obligations may be settled with Stock,  including Stock that is part of the award that gives ride to the  withholding  requirement.  The obligations  of the Company under the Plan shall be  conditional on such payment or  arrangements  and the  Company  and  its  Subsidiaries  and  its  Affiliated
Companies  shall,  to the extent  permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) The  actual  or  deemed  reinvestment  of  dividends  or   dividend
equivalents in additional  Restricted  Stock at the time of any dividend payment shall only be  permissible  if sufficient  shares of Stock are  available  under
Section 3 for such  reinvestments  (taking into account then  outstanding  Stock
Options, Stock Purchase Rights and other Plan awards).

         (f) The Plan and all awards made and actions taken  thereunder shall be governed in accordance with the laws of the State of New Mexico.

         SECTION  10.      Term of Plan.

     No Stock Option or Restricted  stock award shall be granted pursuant to the
Plan on or after the tenth anniversary of the Effective date, but awards granted prior to such tenth anniversary may extend beyond that date.

            FIRST AMENDMENT TO THE
                                                   REALCO, INC.
                                        1997 EMPLOYEE INCENTIVE STOCK PLAN

                                                  April 16, 2001

RECITALS:

A.       The Realco,  Inc.  1997 Employee  Incentive  Stock Plan (the "Plan") was adopted by the Board of Directors of Realco,  Inc. (the "Company") on January 17, 1997, and was approved by the  shareholders of the Company on March 21, 1997.

B.       This First  Amendment is adopted in order to increase the number of shares of the  Company's  common stock reserved for issuance under the Plan. The Plan is now in full force and effect.

AMENDMENT:

THEREFORE, the Plan is hereby amended as follows:

1.       The first  paragraph of Section 3 of the Plan is hereby  deleted in its entirety and the  following  shall be inserted in its place:

                  The total number of shares of Stock  reserved and available for  distribution  under the
                  Plan shall be 800,000 shares.

2.       This First Amendment shall be effective as of April 16, 2001.